U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2003
                                                            -----------


                               INFOCROSSING, INC.
               (Exact name of issuer as specified in its charter)


                 Delaware                0-20824         13-3252333
       ------------------------------  -----------  -------------------
      (State or other jurisdiction of  Commission     (IRS Employer
       incorporation or organization)  File Number  Identification No.)

               2 Christie Heights Street Leonia, New Jersey 07605
                    (Address of principal executive offices)

                                 (201) 840-4700
                           (Issuer's telephone number)

                 N/A (Former name or former address, if changed
                               since last report.)






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ITEM 9. Disclosure under ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the projections set forth below and, in some cases, can otherwise be identified by terminology such as "may," "will," "should," "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," or "continue," the negative of these terms or other comparable terminology. These statements involve a number of risks and uncertainties including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; new products; technological changes; the Company's dependence on third party suppliers; intellectual property rights; and other risks. For any of these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report and are based on information currently and reasonably known. The Company undertakes no obligation to release any revisions to or update these forward-looking statements to reflect events or circumstances that occur after the date of this Report or to reflect the occurrence or effect of anticipated or unanticipated events.

The Company announced today its results for the three months ended March 31, 2003 by means of the press release attached as Exhibit 99.1. The Company will hold a conference call today at 4:30PM, and a press release announcing this call was diseminated on May 5, 2003. This earlier release is attached as Exhibit 99.2.

"EBITDA" as used in the earnings release is defined as earnings before income taxes, depreciation, amortization, interest, and, when applicable, restructuring costs, impairment of assets, and other income and expenses. EBITDA should not be considered as an alternative to operating income, as defined by generally accepted accounting principles, as an indicator of our operating performance, or to cash flows, as a measure of liquidity. A table reconciling EBITDA to Net Income is included in the earnings release.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFOCROSSING, INC.


Date:  May 7, 2003                                   /s/
                                        ----------------------------------------
                                        William J. McHale
                                        Senior Vice President of Finance